Lehman Selected Growth Stock Portfolio 	                  January 18, 1996

A Series of
Lehman Brothers Funds, Inc.


Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Lehman Selected Growth Stock Portfolio (the "SGS Portfolio"), an investment portfolio of Lehman Brothers Funds, Inc. ("Lehman Funds"), to be held on January 18, 1996 at 10:00 a.m. Eastern time at the offices of Lehman Brothers Funds, Inc. on the 26th floor, conference room #4, located at 3 World Financial Center New York, New York 10285.

At this meeting, shareholders will be asked to consider and take action on the proposed reorganization (the "Reorganization") of the SGS Portfolio as the new Class B shares of the U.S. Selected Growth Portfolio ("USG Portfolio") of AMT Capital Fund, Inc. ("AMT Capital Fund"). The formal Notice of Special Meeting of the Shareholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached, and a Proxy Card is enclosed for you to complete and return in the pre-addressed, postage-paid envelope provided.

IT IS IMPORTANT THAT YOU RETURN THE PROXY WHETHER OR NOT
YOU PLAN TO ATTEND THIS MEETING.

The proposed Reorganization provides that each shareholder of the SGS Portfolio will receive a number of Class B shares of common stock in the new USG Portfolio equal to the number of shares in the SGS Portfolio each such shareholder held. Also, as a part of the Reorganization, the SGS Portfolio will transfer all of its assets to the USG Portfolio. The investment objective, policies, restrictions, risk factors, and investment approach of the USG Portfolio are substantially similar to those of the SGS Portfolio. The new Advisory Agreement is similar to the current Advisory Agreement, except that AMT
Capital Advisers, Inc. ("AMT Capital Advisers") replaces Lehman Brothers Global Asset Management Inc. ("LBGAM") as investment adviser and the other differences described herein. Pursuant to the new Advisory Agreement, AMT Capital Advisers has delegated a portion of its duties to Delphi Asset Management ("Delphi") which will act as sub-adviser to the USG Portfolio pursuant to a Sub-Advisory Agreement between AMT Capital Advisers and Delphi. As sub-adviser Delphi will provide investment research and advice and will determine which portfolio securities shall be purchased or sold on behalf of the USG Portfolio. AMT Capital Advisers' duties as investment adviser extend to selecting, evaluating, and monitoring the sub-adviser.

Susan Hirsch, the portfolio manager at LBGAM primarily responsible for the day-to-day management of the SGS Portfolio, will serve as portfolio manager of the USG Portfolio, a position in which she will have the same discretion and decision-making authority over the new USG Portfolio as she exercised over the SGS Portfolio. Subsequent to the Reorganization, however, her services will be retained by Delphi instead of LBGAM. AMT Capital Services, Inc. will serve as administrator and distributor to the USG Portfolio.

The Board of Directors of Lehman Funds believes that the proposed Reorganization is in the best interests of the shareholders. The Reorganization also will allow shareholders to continue to access the portfolio management skills of Ms. Hirsch in spite of the fact that the SGS Portfolio will cease operations. The investment advisory fee to be paid by the USG Portfolio will be the same as that currently paid by the SGS Portfolio, and total Portfolio expenses will not exceed the total expenses of the SGS Portfolio during its last fiscal year.

At its meeting on November 1, 1995, the Board of Directors approved the proposed Reorganization.

Again, whether or not you expect to attend the meeting, it is important that your shares be represented. Therefore, we urge you to vote FOR each of the proposals contained in the Combined Prospectus/Proxy Statement.

						Sincerely,


						Andrew D. Gordon
						President


LEHMAN SELECTED GROWTH STOCK PORTFOLIO
A Series of
LEHMAN BROTHERS FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on January 18, 1996


A Special Meeting (the "Meeting") of the Shareholders of Lehman Selected
Growth Stock Portfolio (the "SGS Portfolio"), a series of Lehman Brothers Funds, Inc., a Maryland corporation ("Lehman Funds"), will be held on January 18, 1996, at 10:00 a.m. Eastern time at the offices of Lehman Brothers Funds, Inc. on the 26th floor, conference room #4, located at 3 World Financial Center New York, New York 10285, or at such adjourned time as may be necessary for the holders of a majority of SGS Portfolio's outstanding shares to vote for the following purposes:

(1) To approve or disapprove the proposed Agreement and Plan of Reorganization by and between Lehman Funds, on behalf of its SGS Portfolio, and AMT Capital Fund, Inc. ("AMT Capital Fund"), on behalf of its newly-created U.S. Selected Growth Portfolio (the "USG Portfolio"), providing for the transfer of all of the assets, subject to all of the liabilities, of SGS Portfolio in exchange for Class B shares of the USG Portfolio (the "USG Shares"), and the distribution of such USG Shares to the shareholders of SGS Portfolio in complete liquidation of SGS Portfolio, as more fully described in the accompanying Combined Prospectus/Proxy Statement; and

(2) To consider and act upon any other matters that may properly come before the meeting and any adjournments thereof.

The Agreement and Plan of Reorganization, the transactions contemplated thereby and related matters are described in the attached Combined Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization is attached as Appendix A to this Combined Prospectus/Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL

Only shareholders of record as of the close of business on December 11, 1995 will be entitled to vote at the meeting and any adjournments thereof.

YOUR COOPERATION IN PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY WILL BE APPRECIATED.

                                    							By order of the Board of Directors,

                    							                James A. Carbone
                                							    Chairman of the Board

Place: 3 World Financial Center, New York, New York 10285
Date:  January 18, 1996


IMPORTANT: We urge you to sign, date and return your proxy in the enclosed envelope which requires no postage and is intended for your convenience. If you attend the meeting, you may vote your shares in person.


LEHMAN SELECTED GROWTH STOCK PORTFOLIO

A Series of
LEHMAN BROTHERS FUNDS, INC.
3 World Financial Center
New York, NY   10285
(212) 526-7000

AMT CAPITAL FUND, INC.
430 Park Avenue
New York, NY 10022
(212) 308-4848

COMBINED PROSPECTUS/PROXY STATEMENT

____________________________

SOLICITATION OF PROXIES

This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lehman Brothers Funds, Inc. (the "Lehman Funds") to be voted at a Special Meeting of Shareholders of the Lehman Selected Growth Stock Portfolio (the "SGS Portfolio") to be held on January 18, 1996 at 10:00 a.m. Eastern time, at the offices of Lehman Brothers Funds, Inc. located at 3 World Financial Center, New York, New
York 10285, at any adjournment(s) thereof (the "Meeting").

The purpose of the Meeting is to consider an Agreement and Plan of Reorganization (the "Reorganization Plan") among the Lehman Funds, on behalf of the Lehman Selected Growth Stock Portfolio ("SGS Portfolio"), an investment portfolio of Lehman Funds, and AMT Capital Fund, Inc. (the "AMT Capital Fund"), on behalf of the U.S. Selected Growth Portfolio (the "USG Portfolio"), an investment portfolio of AMT Capital Fund, that would effect the reorganization of the SGS Portfolio into the USG Portfolio and certain transactions and other actions contemplated thereby, as described below (the "Reorganization" or "Proposal 1"). Pursuant to the Reorganization Plan, which has been approved by the Board of Directors of Lehman Funds, all of the assets of the SGS Portfolio would be acquired by the USG Portfolio in exchange for Class B shares of common stock (the "USG Shares") in the new USG Portfolio and the assumption by USG Portfolio of all of the liabilities of the SGS Portfolio. Such USG Shares then would be distributed to SGS Portfolio shareholders at the rate of one new USG Share (or fraction thereof) for each share (or fraction thereof) of common stock in the SGS Portfolio. As a result of the proposed transactions, each shareholder of the SGS Portfolio would receive a number of full or fractional new USG Shares equal to the number of SGS Portfolio shares owned by such SGS Portfolio shareholder at the time of the Reorganization. Such new USG Shares would have an aggregate net asset value on the effective date of the Reorganization equal to the aggregate net asset value of the SGS Portfolio shares. A copy of the form of the Reorganization Plan is set forth in Appendix A to this Combined
Prospectus/Proxy Statement.

Lehman Funds and AMT Capital Fund are both open-end, diversified investment companies (i.e., mutual funds) incorporated in the state of Maryland. The investment policies and restrictions of the new USG Portfolio will be substantially similar to those of the SGS Portfolio. Each of the SGS Portfolio and USG Portfolio has the investment objective of seeking long-term capital appreciation. Each seeks to achieve this investment objective through investments in equity securities of small- and medium- sized U.S. companies which the adviser or in the case of the USG Portfolio, the sub-adviser, believes have the potential for above-average capital appreciation.

This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about USG Portfolio, AMT Capital Fund, SGS Portfolio and Lehman Funds, and the transactions contemplated by the proposed Reorganization Plan, that an investor should know before voting on the proposed Reorganization Plan. A copy of the preliminary prospectus of the Class B shares of the USG Portfolio, dated October 20, 1995, is included with this Combined Prospectus/Proxy Statement and is incorporated by reference herein.

A preliminary statement of additional information regarding the new USG Portfolio, dated October 20, 1995, has been filed with the Securities and Exchange Commission (the "Commission"). Copies of this document may be obtained without charge by contacting AMT Capital Services, Inc. at 430 Park Avenue, New York, New York 10022 or by telephoning AMT Capital Services, Inc. at 1-800-762-4848.

The current prospectus and statement of additional information regarding the SGS Portfolio, each dated November 29, 1995, are incorporated by reference herein. A copy of the current prospectus of the SGS Portfolio and a copy of the current statement of additional information of the SGS Portfolio each may be obtained without charge by contacting AMT Capital Services, Inc. at 430 Park Avenue, New York, New York 10022, or by telephoning AMT Capital
Services, Inc. at 1-800-762-4848.

A statement of additional information, dated December 14, 1995 relating to the proposed transactions and other actions described in this Combined Prospectus/Proxy Statement, including historical financial statements, has been filed with the Commission and is incorporated by reference herein. Copies of this statement of additional information may be obtained without charge by contacting AMT Capital Services at 430 Park Avenue, New York, New York
10022, or by telephoning AMT Capital Services at 1-800-762-4848.

_______________________________________________________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
________________________________________________________________________________

The date of this Combined Prospectus/Proxy Statement is December 14, 1995.




COMBINED PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS


		Page

Introduction and Voting Information

       Special Meeting: Voting of Proxies; Adjournment

Synopsis
	      Proposal 1- Approval of the Proposed Agreement and Plan of Reorganization
		     and the Transactions Contemplated Thereby.
	      The Proposed Reorganization
	      Costs and Expenses of the Reorganization
	      Continuation of Shareholder Accounts; Share Certificates
	      Forms of Organization of Lehman Funds and AMT Capital Fund
	      Operation of the USG Portfolio Following the Reorganization
	      Purchases of USG Shares
	      Redemptions
	      Exchanges
	      Dividends and Distributions
	      Advisory and Distribution Fees and Expenses
	      Investment Objective and Policies
	      Federal Income Tax Consequences of the Proposed Reorganization

Principal Risk Factors

Proposal 1- Approval of the Proposed Agreement and Plan of Reorganization and
            the Transactions Contemplated Thereby.
	      Reasons for the Proposed Reorganization
      	Continuity of Portfolio Management
      	Constant Investment Advisory Fees
      	Comparative Expense Table
      	Federal Income Tax Consequences of the Proposed Reorganization
      	Pro Forma Capitalization and Ratios
      	Summation

Description of AMT Capital Fund and the New USG Portfolio

Description of Administrator

Description of Distributor and Distribution Arrangements

Comparative Information on Shareholder Rights
      	General
      	Shares
	      Management of the Affairs of AMT Capital Fund
      	Shareholder Meetings
      	Liability and Indemnification of Directors and Officers
      	Removal of Directors

Comparative Information on Investment Advisory Agreements

Additional Information about AMT Capital Fund, Inc. and the U.S. Selected Growth Portfolio

Additional Information About Lehman Brothers Funds, Inc. and the Lehman Selected Growth Stock Portfolio

Miscellaneous
	      Available Information
	      Legal Matters
      	Financial Statements and Experts

Other Business

Proposals for Future Meetings

Appendix A:  Agreement and Plan of Reorganization




LEHMAN SELECTED GROWTH STOCK PORTFOLIO

A Series of
LEHMAN BROTHERS FUNDS, INC.
3 World Financial Center
New York, NY   10285

COMBINED PROSPECTUS/PROXY STATEMENT

Special Meeting of Shareholders to be held on January 18, 1996.

________________________________________________________________________________

INTRODUCTION AND VOTING INFORMATION


Special Meeting: Voting of Proxies: Adjournment

This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the SGS Portfolio in connection with the solicitation by the Board of Directors of Lehman Funds of proxies to be voted at a Special
Meeting of Shareholders of the SGS Portfolio to be held on January 18, 1996 at 10:00 a.m. Eastern time, at the offices of Lehman Brothers Funds, Inc. located at 3 World Financial Center New York, New York 10285 and at any adjournment(s) thereof. The purpose of the Meeting is to approve or disapprove the Reorganization Plan by and between Lehman Funds, on behalf of the SGS Portfolio, and AMT Capital Fund, on behalf of the USG Portfolio, providing for the transfer of all of the assets, subject to all of the liabilities, of SGS Portfolio to the USG Portfolio in exchange for USG Shares, and the distribution of such USG Shares to the shareholders of SGS Portfolio in complete liquidation of the SGS Portfolio, as fully described hereafter in this Combined Prospectus/Proxy Statement; and to consider and act upon any other matters that may properly come before the meeting and any adjournments thereof.

Record holders of shares of common stock of the SGS Portfolio at the close of business on December 11, 1995, the record date, will be entitled to one vote per share and proportionate fractional votes for fractional shares on all business to be presented at the Meeting. On the record date, 3,100,007 shares of common stock of the SGS Portfolio were outstanding and entitled to be voted at the meeting. These shares were held of record on Lehman Funds' books primarily by First Data Investor Services Group, Inc. ("FDISG"), Lehman Funds' administrator and a subsidiary of First Data Corporation, Lehman Funds' transfer agent. As of the record date there were two 5% beneficial shareholders. Lehman Brothers Incorporated ("LBI") holds 489,637 shares
(15.8 %) of the SGS Portfolio for its own account, and is the record holder of 1,044,865 shares (33.7 %) of the SGS Portfolio held for the benefit of Credit Suisse P.K.E. as of the record date. LBI and Credit Suisse P.K.E. may each be deemed control persons of the SGS Portfolio. It has been LBI's practice to invest seed capital in certain of the mutual funds advised by its affiliates to assist the funds in getting established. LBI continually assesses its needs for capital, and in connection therewith redeems seed capital in the ordinary course after a fund is established. In that connection, LBI intends to redeem its current shares in the SGS Portfolio in an orderly manner. LBI's address is 3 World Financial Center, New York, NY 10285. The address of Credit Suisse P.K.E. is c/o LBI 3 World Financial Center, New York, NY 10285.

The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choices specified thereon. If no choice is specified with respect to a proposal, the proxy will be voted in favor of the proposal being considered, and, in the discretion of the proxies named in the proxy card, on any other matter properly brought before the Meeting. The representation in person or by proxy of a majority of the outstanding voting securities of SGS Portfolio is necessary to constitute a quorum for voting on the proposals herein. If a quorum is present at the meeting, the approval of the Reorganization Plan will require the affirmative vote of at least a majority of the outstanding voting securities of the SGS Portfolio. As defined in the Investment Act of 1940 (the "1940 Act"), the term "majority of the outstanding voting securities' means the vote of the lesser of (i) 67% of the voting shares of the SGS Portfolio present in person or by proxy at a meeting where more than 50% of the outstanding voting shares are present in person or by proxy; or (ii) more than 50% of the outstanding voting shares of the Fund (a "1940 Act Majority"). In the event that a quorum is present at the meeting but sufficient votes to approve a proposal are not received, or if a quorum is not present, an affirmative vote of the majority of shares represented at the meeting for adjournment will cause the meeting to be adjourned to permit the further solicitation of proxies. For purposes of establishing a quorum, abstentions and broker non-votes will be treated as shares that are present. Broker "non-votes" are proxies received by the SGS Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote on a particular matter. Abstentions and broker "non-votes" are equivalent to a vote against the proposals.

The Reorganization Plan provides that the expenses of the Reorganization including the costs and expenses incurred in the preparation and mailing of the notice, this Combined Prospectus/Proxy Statement and the proxy, and solicitation of proxies, other than the legal expenses of LBGAM, will be borne by AMT Capital Advisers, Inc. ("AMT Capital Advisers").

The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

This Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are being first mailed to shareholders on or about December 19, 1995.

The Board of Directors of Lehman Funds has unanimously approved, and recommends that shareholders vote FOR, Proposal 1, Approval of the Agreement and Plan of Reorganization and the transactions contemplated thereby described below.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement, the prospectuses of Lehman Funds and
AMT Capital Fund, and the Reorganization Plan. Lehman Funds shareholders should read this entire Combined Prospectus/Proxy Statement carefully.

PROPOSAL 1

APPROVAL OF THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY.


The Proposed Reorganization

SGS Portfolio shareholders will be asked at the Meeting to vote upon and approve the Reorganization Plan. The Reorganization Plan is set forth in Appendix A to this Combined Prospectus/Proxy Statement. Pursuant to the Reorganization Plan, the SGS Portfolio, a series of Lehman Funds, would effectively be reorganized into the new Class B shares (the "USG Shares") of the USG Portfolio, a series of AMT Capital Fund. The Reorganization Plan sets forth the terms and conditions under which the proposed transactions contemplated by the Reorganization are to be consummated. The Board of Directors of Lehman Funds, including the "non-interested persons" of Lehman Funds, as that term is defined in Section 2(a)(19) of the 1940 Act (the "Lehman Independent Directors"), and the Board of Directors of AMT Capital Fund including the "non-interested persons" of AMT Capital Fund, as that term is defined in Section 2(a)(19) of the 1940 Act (the "AMT Capital Fund Independent Directors"), have unanimously approved the Reorganization Plan.

The consummation of the transactions contemplated by the proposed Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which conditions may be waived by Lehman
Funds (see "The Proposed Reorganization-- Agreement and Plan of
Reorganization" under Proposal 1 below). Among the significant conditions (which may not be waived) are (i) the receipt by Lehman Funds and AMT
Capital Fund of an opinion of counsel as to certain Federal income tax aspects of the Reorganization (see "The Proposed Reorganization--Federal Income Tax Consequences of the Proposed Reorganization" under Proposal 1, below) and
(ii) the approval of the Reorganization Plan by the affirmative vote of the holders of at least a 1940 Act Majority of the outstanding shares of the SGS Portfolio. The Reorganization Plan provides for the acquisition of all of the assets of the SGS Portfolio by the USG Portfolio in exchange for USG Shares and the assumption by USG Portfolio of all of the liabilities of the SGS Portfolio. The USG Shares then would be distributed to the SGS Portfolio shareholders at a rate of one new USG Share (or fraction thereof) for each SGS Portfolio share (or fraction thereof) held. The aggregate net asset value of a USG Share received by an SGS Portfolio shareholder would be equal to the aggregate net asset value of a share of the SGS Portfolio immediately prior to the closing of the Reorganization. The Reorganization is anticipated to occur on January 19, 1996, or such later date as the parties may agree (the "Reorganization Closing Date").

For the reasons set forth below under "The Proposed Reorganization--Reasons for the Proposed Reorganization" under "Proposal 1", Lehman Funds' Board, including all of the Lehman Independent Directors, has unanimously concluded that the Reorganization would be in the best interest of the SGS Portfolio and its shareholders and that the interests of the existing SGS Portfolio shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Lehman Funds' Board, therefore, has submitted the Reorganization Plan effecting the Reorganization for approval by the SGS Portfolio shareholders at the Meeting, and recommends the approval of the Reorganization Plan.

Costs and Expenses of the Reorganization

The Reorganization Plan provides that AMT Capital Advisers will bear all the costs and expenses of the Reorganization of the SGS Portfolio, including professional fees and the costs of the Meeting, such as the costs and expenses incurred in the preparation and mailing of the notice, this Combined Prospectus/Proxy Statement, and the solicitation of proxies, which may include reimbursement to broker-dealers and others who forward proxy materials to their clients. Such costs and expenses to be paid by AMT Capital Advisers will not result in an increase in management or distribution fees payable by the SGS Portfolio or the USG Portfolio (see "Advisory and Distribution Fees and Expenses" below).

Continuation of Shareholder Accounts; Share Certificates

As a result of the proposed transactions contemplated by the Reorganization, each SGS Portfolio shareholder will cease to be a shareholder of the SGS Portfolio and, as described below, will receive USG Shares at the rate of one USG Share (or fraction thereof) for each SGS Portfolio share (or fraction thereof) held on the Reorganization Closing Date, and the USG Shares will have an aggregate net asset value equal to the aggregate net asset value of such shareholder's SGS Portfolio shares as of the close of business on the Reorganization Closing Date.

The USG Portfolio will establish accounts for all SGS Portfolio shareholders containing the appropriate number of USG Shares. Receipt of USG Shares by an SGS Portfolio shareholder will be deemed to authorize the USG Portfolio and its agents to establish for the SGS Portfolio shareholder, with respect to the USG Portfolio, all of the same (i) account options, including telephone redemptions, if any, (ii) dividend and distribution options, and (iii) options for payment that SGS Portfolio shareholders had elected previously with respect to the SGS Portfolio. Similarly, no further action will be necessary in order to continue any retirement plan currently maintained by a SGS Portfolio shareholder, with respect to USG Shares.

SGS Portfolio shareholders to whom certificates have been issued will be required to surrender their certificates in order to receive USG Shares.

No sales charge will be imposed in connection with the issuance of USG Shares to the SGS Portfolio shareholders pursuant to the Reorganization.

Forms of Organization of Lehman Funds and AMT Capital Fund

The USG Portfolio is a newly-created series of AMT Capital Fund, a Maryland corporation organized on August 3, 1993, and an open-end management investment company registered under the 1940 Act. In addition, AMT Capital Fund has two other series of shares outstanding: the Money Market Portfolio and the HLM International Equity Portfolio. The operations of the AMT Capital Fund and of the USG Portfolio are governed by the Articles of Incorporation and the By-Laws of AMT Capital Fund, and by Maryland Law, as applicable.

SGS Portfolio is an investment portfolio of Lehman Funds, a Maryland corporation and an open-end management investment company registered under the 1940 Act. The operations of Lehman Funds and the SGS Portfolio are governed by the Articles of Incorporation and the By-Laws of Lehman Funds, and by Maryland Law, as applicable.

The Lehman Funds (including the SGS Portfolio) and AMT Capital Fund (including the USG Portfolio) are also subject to the provisions of the 1940 Act, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

Operation of the USG Portfolio Following the Reorganization

Upon consummation of the Reorganization, USG Portfolio will operate in a manner that is substantially similar to the current operation of the SGS Portfolio. The USG Portfolio will be governed by the Board of Directors and officers of AMT Capital Fund. Background information with respect to AMT Capital Fund's directors and officers is set forth in USG Portfolio's statement of additional information, which is available upon request from AMT Capital Services. The responsibilities, powers, and fiduciary duties of the directors of AMT Capital Fund are substantially similar to those of the directors of Lehman Funds. AMT Capital Fund's directors supervise the business affairs and investments of the USG Portfolio, which will be managed on a daily basis by AMT Capital Advisers, the adviser, and Delphi Asset Management ("Delphi"), the sub-adviser, to the USG Portfolio. Susan Hirsch, the portfolio manager at LBGAM primarily responsible for the day-to-day management of the SGS
Portfolio, will serve as portfolio manager of the USG Portfolio, a position in which she will have the same discretion and decision-making authority over the new USG Portfolio as she exercised over the SGS Portfolio. Subsequent to the Reorganization, however, her services will be retained by Delphi instead of LBGAM. AMT Capital Services Inc. ("AMT Capital Services") will serve as administrator and distributor to the USG Portfolio. The investment objective, policies, and restrictions of the new USG Portfolio will be substantially similar to those of the SGS Portfolio.

Purchases of USG Shares

The USG Shares have rights that are substantially similar to the shares currently offered by SGS Portfolio; however, the USG Shares will have no contingent deferred sales charges ("CDSC"), and the CDSC that is currently applicable to shares of the SGS Portfolio will be waived in connection with the disposal of SGS Portfolio shares as part of the Reorganization. In addition, the USG Portfolio has designated a class of its shares as Class A shares, none of which have been offered to the public. For information regarding the terms under which shares of the USG Portfolio are offered and applicable distribution charges, see "Purchase of Shares" in the preliminary prospectus of the USG Portfolio.

The SGS Portfolio has LBI serve as its distributor. The new USG Portfolio will have AMT Capital Services as the distributor pursuant to a Distribution Agreement (the "Distribution Agreement") with AMT Capital Fund. The Distribution Agreement between AMT Capital Fund and AMT Capital Services is substantially similar to the distribution agreement between LBI and the SGS Portfolio. Under the Distribution Agreement and the Services and Distribution Plan to be in effect with respect to the USG Shares, pursuant to Rule 12b-1 of the 1940 Act (the "New Services and Distribution Plan"), AMT Capital
Services may have selling agreements with several dealers which may allow for greater portfolio share distribution opportunities whereas SGS Shares are only sold by LBI. LBI will serve as a dealer in USG Shares under a new Dealer Agreement between AMT Capital Services and LBI.

The New Services and Distribution Plan will be substantially similar in all material respects to the Services and Distribution Plan currently in place for the SGS Portfolio (the "Current Services and Distribution Plan").

Redemptions

USG Portfolio offers the same redemption rights and privileges currently offered by the SGS Portfolio, and such rights and privileges are subject to the same restrictions and procedures currently prescribed by the SGS Portfolio, except that the USG Portfolio does not impose any CDSC, whereas the SGS Portfolio imposes a maximum CDSC of 2.00% of the redemption proceeds.
The CDSC will be waived for all SGS shareholders in connection with the Reorganization. For information regarding redemption of USG Portfolio shares, see "Redemption of Shares" in the preliminary prospectus of the USG Portfolio.

Exchanges

The USG Portfolio does not allow for the exchange of its shares.

Dividends and Distributions

As is SGS Portfolio's practice, USG Portfolio will distribute its investment income and net realized capital gains, if any, once a year, normally either at the end of the year in which they are earned or at the beginning of the next year. Unless a shareholder instructs AMT Capital Fund to pay dividends or capital gains distributions in cash and to credit them to the shareholder's account, dividends and distributions will be reinvested automatically in additional USG Shares at their net asset value, except that for SGS shareholders who become USG shareholders in connection with the Reorganization, the elections with respect to payments of dividends and distributions that such shareholders previously made with respect to their shares of the SGS Portfolio will remain the same. Shares redeemed during a given month are entitled to dividends and distributions declared up to and including the date of redemption.

Similar to SGS Portfolio's practice, each USG Portfolio shareholder or its authorized representative will receive an annual statement designating the amount of any dividends and distributions made during the year and their federal tax qualification.

Advisory and Distribution Fees and Expenses

The SGS Portfolio is advised by LBGAM. The new USG Portfolio will be advised by its investment adviser, AMT Capital Advisers, and by its sub-adviser, Delphi. The new Advisory Agreement is substantially similar to the current Advisory Agreement, except for the following differences: (1) AMT Capital Advisers replaces LBGAM as investment adviser; (2) the new
Advisory Agreement permits AMT Capital Advisers to engage a sub-adviser;
and (3) the new Advisory Agreement provides for indemnification of the adviser in certain circumstances (as described under "Comparative
Information on Advisory Agreements"). AMT Capital Advisers has selected Delphi to serve as sub-adviser to the USG Portfolio pursuant to a Sub-Advisory Agreement. The sub-adviser will provide investment research and advice and will determine which portfolio securities shall be purchased or sold on behalf of the Portfolio. AMT Capital Advisers' duties as investment adviser include selecting, evaluating, and monitoring the sub-adviser.

As described below under Proposal 1, the respective terms of the new Advisory Agreement, Distribution Agreement, and New Services and Distribution Plan with respect to the USG Portfolio are substantially similar to those of the current Advisory Agreement, Distribution Agreement, and Current Services and Distribution Plan for the SGS Portfolio. Accordingly, the aggregate contractual rates payable by the USG Portfolio for investment advisory services and distribution services will remain the same under the new Advisory Agreement, Distribution Agreement, and New Services and Distribution Plan, respectively.

Investment Objective and Policies

Upon consummation of the Reorganization, the investment objective, policies and restrictions of the USG Portfolio will be substantially similar to those of the SGS Portfolio. Accordingly, the objective of the USG Portfolio is to seek long-term capital appreciation. It will seek to achieve this investment objective through investments in equity securities of small- and medium-sized U.S. companies which the sub-adviser believes have the potential for above-average capital appreciation. The investment objective of the USG Portfolio is a fundamental policy and may not be changed without the approval of vote of at least a 1940 Act Majority of the outstanding voting securities of the USG Portfolio. The investment objective, policies, and restrictions of the USG Portfolio and the investment risks are described under "Investment Objective and Policies" in the preliminary prospectus of the USG Portfolio and under "Investment Objective and Policies" in the preliminary statement of additional information of the USG Portfolio.

Federal Income Tax Consequences of the Proposed Reorganization

The USG Portfolio and the SGS Portfolio will receive, as a condition to the Reorganization, an opinion from Dechert Price & Rhoads, counsel to the USG Portfolio, to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss generally will be recognized by the USG Portfolio, the SGS Portfolio or their respective shareholders. For additional information regarding the federal income tax consequences of the Proposed Reorganization, see "The Proposed Reorganization--Federal Income Tax Considerations of the Proposed Reorganization" under Proposal 1, below.

PRINCIPAL RISK FACTORS

Because the investment objective, policies, and restrictions of the USG Portfolio are substantially similar to those of the SGS Portfolio, the risks associated with the particular investment policies and strategies that the USG Portfolio and the SGS Portfolio are authorized to employ also are substantially similar. Investment in the USG Portfolio may involve an above-average risk, as the securities of the kinds of companies in which the USG Portfolio invests may be subject to significant price fluctuation. Furthermore, the USG Portfolio may engage in the use of derivatives which may entail certain risks. For additional information regarding the principal risk factors of investing in the USG Portfolio, see "Risk Factors and Special Considerations" in the preliminary prospectus of the USG Portfolio.


PROPOSAL 1

APPROVAL OF THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY.

On November 1, 1995, the Board of Directors of Lehman Funds, including all of the Lehman Independent Directors, approved the Reorganization Plan, subject to approval by the shareholders of SGS Portfolio. The Reorganization Plan provides for (a) the transfer of all of the assets and liabilities of the SGS Portfolio to the newly formed USG Portfolio, subject to all of the liabilities of USG Shares, in exchange solely for USG Shares, and (b) the distribution by the SGS Portfolio to its shareholders of USG Shares in complete liquidation of the SGS Portfolio.

As a result of the Reorganization, each shareholder of the SGS Portfolio will become a shareholder of the USG Portfolio and will hold, immediately after the Reorganization Closing Date, the same number of USG Shares that such shareholder held in the SGS Portfolio immediately before the Reorganization Closing Date. The investment objective, policies, restrictions, risk factors, and investment approach of the USG Portfolio will be substantially similar to those of the SGS Portfolio. The new Advisory Agreement is substantially similar to the current Advisory Agreement, except for the following differences: AMT Capital Advisers replaces LBGAM as the investment adviser, the new Advisory Agreement permits AMT Capital Advisers to engage a sub-adviser, and the new Advisory Agreement provides that the USG Portfolio will indemnify AMT
Capital Advisers in certain circumstances. AMT Capital Advisers has selected Delphi to serve as sub-adviser to the USG Portfolio pursuant to a Sub-Advisory Agreement between AMT Capital Advisers and Delphi. The sub-adviser will provide investment research and advice and will determine which portfolio securities shall be purchased or sold on behalf of the Portfolio. AMT Capital Advisers' duties as investment adviser include selecting, evaluating, and monitoring the sub-adviser.

Susan Hirsch, the portfolio manager at LBGAM primarily responsible for the day-to-day management of the SGS Portfolio, will serve as portfolio manager of the USG Portfolio, a position in which she will have the same discretion and decision-making authority over the new USG Portfolio as she exercises over the SGS Portfolio. Subsequent to the Reorganization, however, her services will be retained by Delphi instead of LBGAM. AMT Capital Services will serve as administrator and distributor to the USG Portfolio.

AMT Capital Fund is a registered investment company, organized as a corporation under the laws of Maryland in 1992, with its principal place of business at 430 Park Avenue, New York, New York 10022. AMT Capital
Fund offers two other existing portfolios, the HLM International Equity Portfolio and the Money Market Portfolio, neither of which is involved in the Reorganization. AMT Capital Fund recently created the USG Portfolio into which it is proposed that the SGS Portfolio will be reorganized. In the event that shareholders of SGS Portfolio do not approve the Reorganization Plan, the Directors of Lehman Funds will consider the alternatives available to them.

A copy of the Reorganization Plan is attached to this Combined
Prospectus/Proxy Statement as Appendix A, and the description of the Reorganization Plan herein is qualified in its entirety by reference to Appendix A.

Reasons for the Proposed Reorganization

Continuity of Portfolio Management. Susan Hirsch has served as the portfolio manager of the SGS Portfolio since its inception in May, 1994, and has been primarily responsible for the day-to-day management of the SGS Portfolio and thus responsible for its current track record. Prior to joining LBGAM as portfolio manager in 1994, Ms. Hirsch was a Senior Vice President at Lehman Funds, where she had primary responsibility for the selection of investments for the Lehman Brother Selected Growth Stock List. Ms. Hirsch is a member of Institutional Investor Magazine's 1991, 1992 and 1993 All American Research
Team for small growth stocks.

In light of the recent decision by LBGAM to exit certain of its mutual fund businesses, the Reorganization allows current shareholders to continue to access the investment expertise of Ms. Hirsch. Ms. Hirsch has agreed to terminate her employment at LBGAM effective upon the Reorganization
Closing Date and join Delphi, the sub-adviser to the USG Portfolio. Consequently, the transition of Ms. Hirsch from managing the SGS Portfolio to managing the USG Portfolio will be uninterrupted.

Constant Investment Advisory Fees. Under the current Advisory Agreement between Lehman Funds and LBGAM, the SGS Portfolio pays LBGAM a monthly base fee at the annual rate of 0.75% of the average daily net assets of the SGS Portfolio. Under the new Advisory Agreement between AMT Capital
Fund and AMT Capital Advisers, the USG Portfolio will pay AMT Capital
Advisers a monthly base fee at the annual rate of 0.75% of the average daily net assets of the USG Portfolio. AMT Capital Advisers will pay Delphi, the sub-adviser, its sub-advisory fee pursuant to the Sub-Advisory Agreement out of AMT Capital Advisers' investment advisory fee.

LBGAM and FDISG have voluntarily agreed to reimburse the SGS Portfolio for "Total Fund Operating Expenses," in excess of 2.10% of its average net assets. AMT Capital Advisers, Delphi and AMT Capital Services have similarly voluntarily agreed to reimburse the USG Portfolio for "Total Fund Operating Expenses," in excess of 2.10% of its average net assets. As a result, the total expense ratio of the USG Portfolio will not be greater than that of the SGS Portfolio for its most recent fiscal year.

The following table and example provide a comparison of the annual operating expenses (as a percentage of average net assets) the SGS Portfolio currently pays and the estimated amounts the USG Portfolio would pay following consummation of the Reorganization:


Comparative Expense Table


Shareholder Transaction Expenses

          					         SGS Portfolio			                USG Portfolio
		    			               Existing Shareholder            Estimated Shareholder
                        Expense                         Expense

Contingent Deferred      2.00% (a)                        0%
Sales Charge
(maximum charge as
 a percentage of
 redemption proceeds)

(a) The CDSC will be waived for shareholders of the SGS Portfolio in connection with the Reorganization.

Annual Fund Operating Expenses

                               SGS Portfolio 	               USG Portfolio
                             Existing Expense              Estimated Expense

Investment Advisory Fees      0.75%                          0.75% (b)

OtherExpenses- including
Administration Fees
(after reimbursement)         0.35% (c)                      0.35% (c)

Rule 12b-1 Fees               1.00% (d)                      1.00% (e)
(after reimbursement)

Total Operating Expenses      2.10% (f)                      2.10% (g)
(after reimbursement)

(a) The SGS Portfolio will waive the CDSC for shareholders of the SGS Portfolio in connection with the Reorganization.
(b) This amount includes advisory fees and sub-advisory fees.
(c) This amount reflects voluntary expense reimbursements as explained hereinafter. Absent these voluntary expense reimbursements, the ratio of "Other Expenses" to average net assets would have been 0.46% for the SGS Portfolio, and is estimated to be 0.75% for the USG Portfolio.
(d) LBI receives an annual 12b-1 fee of 1.00% of the value of the SGS Portfolio's average daily net assets, consisting of a .75% distribution fee and a .25% service fee. Under the rules of the National Association of Securities Dealers, Inc. (the "NASD") a 12b-1 fee may be treated as a sales charge for certain purposes. Because a 12b-1 fee is an annual fee charged against the assets of a fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD.
(e) USG Portfolio has adopted the same 12b-1 fee as described in (c) which fee is paid to AMT Capital Services.
(f) This amount reflects the agreement by LBGAM and the SGS Portfolio's administrator to reimburse the SGS Portfolio for "Total Fund Operating Expenses" in excess of 2.10% average net assets for a period of at least one year from the date of the Prospectus dated November 28, 1994. Absent these voluntary expense reimbursements, the ratio of "Total Fund Operating Expenses" to average net assets would be 2.21%.
(g) The amount set forth for "Total Operating Expenses" reflects the agreement by AMT Capital Advisers, Delphi and AMT Capital Services to reimburse the USG Portfolio for "Total Fund Operating Expenses" in excess of 2.10% of its average net assets for an indefinite time period. Absent these voluntary expense reimbursements, the ratio of "Total Fund Operating Expenses" is estimated to be 2.5%.


Example

You would pay the following expenses on a $1,000 investment in each of the SGS Portfolio and the USG Portfolio, assuming (1) 5% annual return and (2) redemption at the end of each time period.


             	1 Year	         3 Years	          5 Years	          10 Years

SGS Portfolio	   $21	             $66	             $113	              $243

USG Portfolio    $21	             $66              $113               $243

These examples should not be considered a representation of future expenses or performance. Actual operating expenses and annual returns may be greater or less than those shown.

Federal Income Tax Consequences of the Proposed Reorganization. The SGS Portfolio and Lehman Funds will receive, as a condition to the Reorganization, an opinion from Dechert Price & Rhoads, counsel to the USG Portfolio, to the effect that, based on the facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the USG Portfolio of substantially all of the assets of the SGS Portfolio in exchange solely for USG Shares and the assumption by the USG Portfolio of the liabilities of the SGS Portfolio, followed by the distribution of such USG Shares to the SGS Portfolio shareholders in exchange for their shares of the SGS Portfolio in complete liquidation of the SGS Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the USG Portfolio and the SGS Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to the SGS Portfolio upon the transfer of substantially all of its assets to the USG Portfolio in exchange solely for USG Shares and the assumption by the USG Portfolio of the liabilities of the SGS Portfolio, or upon the distribution to the target shareholders of such USG Shares; (iii) the basis of the assets of the SGS Portfolio in the hands of the USG Portfolio will be, in each instance, the same as the basis of those assets in the hands of the SGS Portfolio immediately prior to the Reorganization; (iv) the holding period of the assets of the SGS Portfolio in the hands of the USG Portfolio will include the period during which the assets were held by the SGS Portfolio; (v) no gain or loss will be recognized by the USG Portfolio upon the receipt of the assets of the SGS Portfolio in exchange for USG Shares; (vi) no gain or loss will be recognized by the shareholders of the SGS Portfolio upon the receipt of USG Shares solely in exchange for their shares of the SGS Portfolio; (vii) the basis of the USG Shares received by the shareholders of the SGS Portfolio will be the same as the basis of the shares of the SGS Portfolio surrendered in exchange therefor; and (viii) the holding period of the USG Shares received by the shareholders of the SGS Portfolio will include the holding period of the shares of the SGS Portfolio surrendered in exchange therefore, provided that on the date of the exchange the shares of the SGS Portfolio were held as capital assets in the hands of the shareholders of the SGS Portfolio.

The foregoing is only intended to be a summary of the principal federal income tax consequences of the Reorganization and should not be considered tax advice. In addition, while it is believed that the foregoing is correct, it is not certain that the U.S. Internal Revenue Service will agree with the conclusions stated above. Shareholders of the SGS Portfolio may wish to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to the shareholders of the SGS Portfolio.

Pro Forma Capitalization and Ratios. The following table shows the capitalization of the SGS Portfolio and the USG Portfolio separately as of October 31, 1995 (unaudited), and combined in the aggregate on a pro forma basis (unaudited), as of that date giving effect to the Reorganization:



                     SGS Portfolio       USG Portfolio        Pro Forma Combined
Net Assets:
                      $39,307,059                $0              $39,307,059
Net Asset Value
("NAV") Per Share:    $13.51                     $0              $13.51
Shares Outstanding	   2,904,618	              	  $0		            2,904,618

The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets of the SGS Portfolio and the USG Portfolio separately for the year ended October 31, 1995 (unaudited), and combined in the aggregate on a pro forma basis (unaudited), as of that date, giving effect to the Reorganization:


                      SGS Portfolio       USG Portfolio       Pro Forma Combined

Ratio of Expenses       2.10% (a)             0%                  2.10%
to Average Net
Assets

Ratio of Net           -1.67%                 0%                 -1.67%
Investment Income
to Average Net
Assets

(a) This amount reflects the agreement by LBGAM and the SGS
Portfolio's administrator to reimburse the SGS Portfolio for "Total Fund Operating Expenses" in excess of 2.10% average net assets for a period of at least one year from the date of the Prospectus dated November 28, 1994. Absent these voluntary expense reimbursements, the ratio of "Total Fund Operating Expenses" to average net assets would be 2.21%. AMT Capital Advisers, Delphi and AMT Capital Services have agreed to reimburse the USG Portfolio for "Total Fund Operating Expenses" in excess of 2.10% of its average net assets for an indefinite time period. Absent these voluntary expense reimbursements, the ratio of "Total Fund Operating Expenses" is estimated to be 2.5%.

Summation. Based upon the foregoing, Lehman Funds' Board of Directors has determined that the Reorganization is in the best interests of the shareholders of the SGS Portfolio, and has determined further that the interests of the shareholders will not be diluted as a result of the Reorganization.

In reaching this conclusion, the Board of Directors of Lehman Funds considered many factors, including without limitation the following: the compatibility of the investment objective, policies and restrictions, as well as the service features available to shareholders, of the SGS Portfolio and the USG Portfolio; the capabilities and resources of AMT Capital Advisers, Delphi and the other proposed service providers in the areas of investment, administration, fund accounting, transfer agency, custody, marketing and shareholder servicing, as applicable; expense ratios and available information regarding the fees and expenses of the SGS Portfolio and the USG Portfolio as well as similar funds; the terms and conditions of the Reorganization and whether the Reorganization would result in a dilution of shareholder interests; costs to be incurred by the SGS Portfolio and the USG Portfolio in connection with the Reorganization;
tax consequences of the Reorganization; possible alternatives to the Reorganization; and the commitment of AMT Capital Advisers and its affiliates to maintain and enhance the business of the USG Portfolio for the benefit of shareholders of the USG Portfolio, including former shareholders of the SGS Portfolio.

Description of AMT Capital Fund and the New USG Portfolio

The USG Portfolio has been organized specifically for the purpose of effectuating the Reorganization of the SGS Portfolio. Prior to the Reorganization Closing Date, the USG Portfolio will have no assets (other than a nominal investment by Alan M. Trager, President of AMT Capital Services, as the sole initial shareholder of the USG Portfolio) and no liabilities. The investment objective, policies, restrictions, risk factors, and investment approach of USG Portfolio will be substantially similar to those of the SGS Portfolio at the Reorganization Closing Date, except that the USG Portfolio is prohibited from borrowing money for leveraging purposes. Although the SGS Portfolio is permitted to borrow for leveraging purposes, in practice, it does not do so. The USG Portfolio will be advised by a new investment adviser, AMT Capital Advisers, with Delphi serving as the sub-adviser. However, Susan Hirsch has agreed to continue to serve as portfolio manager since Delphi has retained her services to manage the new portfolio. AMT Capital Services will serve as the administrator and distributor to the new portfolio.

The manner in which USG Shares are distributed and the distribution system will be substantially the same as for the SGS Portfolio, except for differences discussed in the section "Distributor." In addition, dividends on USG Shares will be declared and paid on the same basis and at the same times as dividends are paid to shareholders of the SGS Portfolio. Further, all rights, privileges and obligations of shareholders existing immediately prior to the reorganization are substantially similar in all material respects to those which shareholders will be entitled as shareholders of the USG Portfolio, except for the differences discussed below under "Comparative Information on Shareholder Rights".

Description of Administrator

AMT Capital Services will serve as the administrator to the USG Portfolio pursuant to an Administration Agreement with AMT Capital Fund, on behalf of the USG Portfolio, which is substantially similar in all material respects to the current Administration Agreement except that AMT Capital Services will serve as administrator.

AMT Capital Services provides administrative services to, and assists in managing and supervising all aspects of, the general day-to-day business activities and operations of the USG Portfolio other than investment advisory activities, including oversight of custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. AMT Capital Services acts as an administrator responsible for managing all aspects of the USG Portfolio's operations. It focuses on selecting, managing, and replacing, if necessary, the other service providers to secure the best services at the best prices available on the market.

Founded in early 1992, AMT Capital Services is a registered broker-dealer whose senior managers are former officers of Morgan Stanley and The Vanguard Group, where they were responsible for the administration and distribution of The Pierpont Funds, a $5 billion fund complex now owned by J.P. Morgan, and the private label administration group of Vanguard, which administered over $10 billion in assets in the aggregate for 45 portfolios.



Description of Distributor and Distribution Arrangements

AMT Capital Services will also serve as the distributor to the USG Portfolio under the Distribution Agreement with AMT Capital Fund. LBI will serve as a dealer in USG Shares under a new Dealer Agreement between AMT Capital
Services and LBI. AMT Capital Fund's Distribution Agreement relating to the USG Shares is substantially similar in all material respects to Lehman Funds' Distribution Agreement currently in place for the SGS Portfolio. In addition, the New Services and Distribution Plan will be substantially similar in all material respects to the Current Services and Distribution Plan currently in place for the SGS Portfolio. Under the Distribution Agreement and the New Services and Distribution Plan, AMT Capital Services may have selling agreements with several dealers, which may allow for greater portfolio share distribution opportunities, whereas SGS shares are sold only by LBI.

Comparative Information on Shareholder Rights

General.  Lehman Funds and AMT Capital Fund are Maryland corporations.
Lehman Funds is an open-end registered investment company governed by its Articles of Incorporation dated May 5, 1993, as amended and restated, its By-Laws and applicable Maryland law. AMT Capital Fund is governed by its Articles of Incorporation dated August 3, 1993, as amended and restated, its By-Laws, and applicable Maryland law. The business and affairs of each of the SGS Portfolio and the USG Portfolio are managed under the direction of their respective Boards of Directors.

Shares.  The number of authorized shares of common stock of Lehman Funds is
Ten Billion (10,000,000,000).   The number of authorized shares of common
stock of the AMT Capital Fund is Two Billion Five Hundred Million (2,500,000,000). Under the Articles of Incorporation of both the AMT Capital Fund and Lehman Funds the Board of Directors may, without shareholder approval, provide for the issuance of additional sub-classes of Common Stock of a particular class or portfolio with such preferences, conversions or other rights and characteristics as shall be determined by resolution of the Board of Directors.

The distribution system for the USG Shares will be substantially similar to that currently in place for the SGS Shares except that the USG Portfolio will also have an additional class of shares (its Class A shares) and will not have a contingent deferred sales charges with respect to either class of shares.

Management of the Affairs of AMT Capital Fund

AMT Capital Fund's Board of Directors has the power to determine a minimum net asset value of a shareholder account or minimum investment which may be made by a shareholder. The Board of Directors may authorize the closing of those shareholder accounts not meeting the specified minimum amounts by redeeming all of the shares in such accounts upon notice to the affected shareholders.

AMT Capital Fund and Lehman Funds may suspend redemptions in such manner as may be approved from time to time by or pursuant to the discretion of the Board of Directors during any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the applicable Fund of securities owned by such class is not reasonably practicable or it is not reasonably practicable for the applicable Fund fairly to determine the value for the net assets of such class, or (iv) during any other period when the Securities and Exchange Commission (or any succeeding governmental authority) may for the protection of security holders of the applicable Fund by order permit suspension of the right of redemption or postponement of the date of payment on redemption.

Shareholder Meetings. Neither Lehman Funds nor AMT Capital Fund is required to hold annual meetings of shareholders, but are required to hold meetings of shareholders for purposes of voting on certain matters as required under the 1940 Act.

Liability and Indemnification of Directors and Officers. Both Lehman Funds and AMT Capital Fund provide for the indemnification of their directors and officers to the full extent permitted by Maryland General Corporation Law.

Removal of Directors. The AMT Capital Fund may, subject to the limits of the 1940 Act and unless otherwise prohibited by the by-laws, remove a director with or without cause, by the affirmative vote of a majority of (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the shareholders by vote of a majority of the outstanding shares of AMT Capital Fund. Lehman Funds has no similar provision for (a) and (b), but does have an identical provision for (c).

The foregoing is only a summary of certain characteristics of the operations of Lehman Funds and AMT Capital Fund, their Articles of Incorporation, By-
Laws and Maryland law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of Maryland law directly for a more thorough description.

Comparative Information on Investment Advisory Agreements

The duties and obligations of the adviser outlined under the current and new Advisory Agreements are substantially similar, except for the following differences: (1) AMT Capital Advisers replaces LBGAM as investment adviser;
(2) the new Advisory Agreement permits AMT Capital Advisers to engage a sub-adviser; and (3) the new Advisory Agreement provides for indemnification of the adviser in certain circumstances (as described below). The current Advisory Agreement continues from year to year, so long as its continuance is specifically approved at least annually (a) by vote of a majority of the Board of Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto and (b) by the Board of Directors or by vote of a majority of the outstanding securities (as defined in the 1940 Act) of the SGS Portfolio.

The new Advisory Agreement was approved by the Board of Directors of the AMT Capital Fund, including a majority of AMT Capital Fund's Independent Directors on December 12, 1995 on behalf of the USG Portfolio, and by the sole shareholder of the USG Portfolio on December 12, 1995. The new Advisory Agreement will continue until January 1, 1998 and from year to year thereafter provided that such continuance is specifically approved at least annually in the same manner as the current Advisory Agreement. The new Advisory Agreement is terminable at any time without penalty by a majority of AMT Capital Fund's Independent Directors or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the USG Portfolio on 60 days' written notice to AMT Capital Advisers and by AMT Capital Advisers on 60 days' written notice to the AMT Capital Fund.

Under the new Advisory Agreement, AMT Capital Advisers, subject to the general supervision of the Board of Directors of the AMT Capital Fund, manages the investment operations of the USG Portfolio and the composition of its assets
and is responsible for performing certain other obligations.   In this regard,
AMT Capital Advisers provides performance reporting, portfolio analysis, and other support to the Fund's Board of Directors relating to the selection, evaluation, and monitoring of the sub-adviser of the USG Portfolio, Delphi.

The new Advisory Agreement provides that AMT Capital Advisers is not liable to the USG Portfolio for any error of judgment but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith or gross negligence by AMT Capital Advisers in providing services under the Advisory Agreement or from reckless disregard by AMT Capital Advisers of its obligations and duties under the Advisory Agreement. In addition, the USG Portfolio will indemnify AMT Capital Advisers against losses arising out of its performance under the new Advisory Agreement except for losses resulting from AMT Capital Advisers' bad faith, willful misfeasance or gross negligence, or by reason of its reckless disregard of its obligations and duties under that Agreement.

Under the current Advisory Agreement, LBGAM serves as the investment adviser to the SGS Portfolio subject to the supervision and direction of Lehman Funds' Board of Directors. The current Advisory Agreement further provides for LBGAM to manage the SGS Portfolio in accordance with SGS Portfolio's investment objective and policies, to make investment decisions for the SGS Portfolio and to place orders to purchase and sell securities. The current Advisory Agreement does not provide for any limitation of LBGAM's liability to the SGS Portfolio, or for any indemnification of LBGAM by the SGS
Portfolio.

Pursuant to the Sub-Advisory Agreement between AMT Capital Advisers and
Delphi, Delphi will serve as sub-adviser to the USG Portfolio. Susan Hirsch has agreed to serve as portfolio manager of USG Portfolio in her capacity as portfolio manager for Delphi. AMT Capital Advisers would be responsible for the management of the investment portfolio of the USG Portfolio and the supervision of Delphi the sub-adviser. Delphi has retained the services of and has appointed Susan Hirsch the portfolio manager (effective as of the Reorganization Closing Date). In that capacity, Ms. Hirsch will be responsible, on behalf of Delphi, for providing investment research and advice, determining which portfolio securities are to be purchased or sold by the USG Portfolio, purchasing and selling securities on behalf of the USG Portfolio and determining how voting and other rights with respect to the portfolio securities of the USG Portfolio are exercised in accordance with the USG Portfolio's investment objective, policies and restrictions. Thus, the USG Portfolio would be managed in substantially the same manner as the SGS Portfolio, except that AMT Capital Advisers will serve as investment adviser, and Susan Hirsch will serve as portfolio manager with the sub-adviser, Delphi, instead of LBGAM.

Under the current Advisory Agreement as described above Lehman Funds appointed LBGAM as its investment adviser; Lehman Funds pays the adviser on the first business day of each month a fee for the previous month; the adviser exercises its responsibility as investment adviser in accordance with the Articles of Incorporation and the Investment Advisers Act of 1940; the adviser keeps Lehman Funds informed of developments materially affecting the SGS Portfolio, and on its own initiative, furnishes Lehman Funds from time to time with whatever information the adviser believes is appropriate for this purpose; and the adviser exercises its best judgment in the rendering of its services.

Under the new Advisory Agreement, AMT Capital Fund appoints the adviser as its attorney-in-fact; the USG Portfolio pays to the adviser promptly at the end of each calendar month, a fee, calculated on each day during such month; the adviser must notify AMT Capital Fund of any changes in the membership of the adviser within a reasonable time after the change; the adviser must indemnify the Directors of AMT Capital Fund for all of its expenses arising out of the performance and obligations of the adviser under the Advisory Agreement; and the adviser has no responsibility or liability for the accuracy or completeness of AMT Capital Fund's registration statement under the 1940 Act and the Securities Act of 1933 except for information supplied by the adviser for inclusion therein about the adviser.

Under the new Advisory Agreement, the adviser represents that it has adopted a code of ethics governing personal trading that complies in all material respects with the recommendations contained in the Investment Company Institute "Report of the Advisory Group on Personal Investing," dated May 9, 1994. While
LBGAM has similarly adopted a revised code of ethics, the current Advisory Agreement does not contain a representation to that effect.

THE DIRECTORS, INCLUDING THE INDEPENDENT LEHMAN DIRECTORS, RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1 AND ANY UNMARKED PROXIES WILL BE SO VOTED.

Additional Information About AMT Capital Fund, Inc. and the U.S. Selected Growth Portfolio

Additional information about AMT Capital Fund is included in the preliminary prospectus of the U.S. Selected Growth Portfolio dated October 20, 1995 (the "USG Portfolio Prospectus"). A copy of the USG Portfolio prospectus has been filed with the Securities and Exchange Commission (the "Commission") and is enclosed herewith and is incorporated by reference. Additional copies may be obtained without charge by contacting AMT Capital Services at 430 Park Avenue, New York, New York 10022 or by telephoning AMT Capital Services at 1-800-762-4848. Further information about AMT Capital Fund is included in the preliminary statement of additional information for the USG Portfolio, dated October 20, 1995, which also has been filed with the Commission and may be obtained without charge by contacting AMT Capital Services at 430 Park Avenue, New York, New York 10022 or by telephoning AMT Capital Services at 1-800-762-4848 and is incorporated by reference herein.

Additional Information About Lehman Brothers Funds, Inc. and the Lehman Selected Growth Stock Portfolio

Additional information about Lehman Brothers Funds, Inc. is included in the current prospectus of the Lehman Selected Growth Stock Portfolio and statement of additional information each dated November 29, 1995. A copy of the Lehman Selected Growth Stock Portfolio prospectus may be obtained without charge by contacting AMT Capital Services at 430 Park Avenue, New York, New York
10022 or by telephoning AMT Capital Services at 1-800-762-4848 and is incorporated by reference herein. Further information about Lehman Brothers Funds, Inc. is included in the current statement of additional information of the SGS Portfolio, dated November 29, 1995, relating to the proposed transactions and other actions described in this Combined Prospectus/Proxy Statement, including financial statements, and has been filed with the Commission. This statement of additional information may be obtained without charge by contacting AMT Capital Services at 430 Park Avenue, New York, New York 10022 or by telephoning AMT Capital Services at 1-800-762-4848 and is incorporated by reference herein.

Miscellaneous

Available Information

AMT Capital Fund and Lehman Funds are each registered under the 1940 Act and are subject to the informational requirements of the 1940 Act and, in accordance therewith, each files reports, proxy materials, and other information with the Commission. Such reports, proxy materials and other information may be inspected at the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

Legal Matters

Certain legal matters in connection with the issuance of the shares of the U.S. Selected Growth Portfolio will be passed upon by Dechert Price & Rhoads, 477 Madison Avenue, New York, New York 10022. Dechert Price & Rhoads will render an opinion as to certain Federal income tax consequences of the Reorganization.

Financial Statements and Experts

The audited financial statements of the Lehman Funds included in the statement of additional information related to this Combined Prospectus/Proxy Statement (the "SAI") have been audited by Ernst & Young LLP, independent auditors, for the period indicated in the report of independent auditors thereon which appears in the SAI. Copies of these financial statements as included in the SAI may be obtained without charge by contacting AMT Capital Services, Inc. at 430 Park Avenue, New York, New York 10022 or by telephoning AMT Capital Services at 1-800-762-4848. There are no financial statements for the USG Portfolio since it has not yet commenced operations.


OTHER BUSINESS

The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of the Board of Directors.

Proposals for Future Meetings

As a Maryland corporation, AMT Capital Fund is not required to hold annual Shareholder meetings in any year in which no meeting is required under the 1940 Act. Consequently, AMT Capital Fund does not intend to hold annual shareholder meetings each year, but meetings may be called by the Directors from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by AMT Capital Fund by a reasonable time prior to AMT Capital Fund's mailing of information statements relating to such meeting.


			                                      By Order of the Board of Directors


                                  							Patricia L. Bickimer, Secretary


Appendix A
Agreement and Plan of Reorganization


	THIS AGREEMENT AND PLAN OF
REORGANIZATION made this __th day of _____________, 199_, by and between the Lehman Brothers Funds, Inc., a Maryland corporation ("Lehman Fund"), on behalf of Lehman Selected Growth Stock Portfolio, a separate series of the Lehman Fund (the "SGS Portfolio"), and AMT Capital Fund, Inc., a Maryland corporation ("AMT Capital Fund"), on behalf of U.S. Selected Growth Portfolio, a separate series of the AMT Capital Fund (the "USG Portfolio").

	WITNESSETH:

	WHEREAS, the Lehman Fund and the AMT Capital Fund are open-end, registered investment companies of the management type;

	WHEREAS, the Lehman Fund is authorized to issue its shares of common stock, and the AMT Capital Fund is authorized to issue its shares of common stock, in separate series, each of which maintains a separate and distinct portfolio of assets;

	WHEREAS, the SGS Portfolio is one separate series of the Lehman Fund and the
USG Portfolio is one separate series of the AMT Capital Fund, each of which is diversified;

	WHEREAS, the SGS Portfolio owns securities which are assets of the character in which the USG Portfolio is permitted to invest;

	WHEREAS, Lehman Fund wishes to effect a transfer of all of the assets and liabilities of the SGS Portfolio to the USG Portfolio;

	WHEREAS, the Board of Directors of the Lehman Fund has (a) pursuant to Section
3-105(b) of the Maryland General Corporation Law of the State of Maryland,
declared that the transfer of all of the assets and liabilities of the SGS
Portfolio to the USG Portfolio is advisable on substantially the terms and conditions set forth herein and has directed that such proposed transaction be submitted for consideration at either an annual or special meeting of the
SGS Portfolio's shareholders, (b) determined that such transaction is in the best interests of the SGS Portfolio and its shareholders, and that the interests of the existing shareholders of the SGS Portfolio would not be diluted as a result of this transaction, and (c) determined that subsequent to the consummation of the transaction contemplated by this Agreement the SGS Portfolio will cease operations;

	WHEREAS, the Board of Directors of the AMT Capital Fund has determined that the transfer of all of the assets and liabilities of the SGS Portfolio to the USG
Portfolio is in the best interest of the USG Portfolio and its shareholders
(it being understood that Alan M. Trager is the sole shareholder of the USG
Portfolio prior to the consummation of the reorganization); and

	WHEREAS, the parties hereto intend to provide for the reorganization of the
SGS Portfolio through the transfer to the USG Portfolio of all of the assets, subject to all of the liabilities, of the SGS Portfolio in exchange for voting shares of common stock, $0.001 par value, of the USG Portfolio (the "USG
Portfolio Class B Shares"), the dissolution of the SGS Portfolio and the distribution to the SGS Portfolio shareholders of such USG Portfolio Shares, all pursuant to the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

	NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.	Plan of Reorganization and Liquidation

	(a)  the Lehman Fund, on behalf of the SGS Portfolio, shall transfer to the
USG Portfolio at the closing provided for in Section 2 (the "Closing") all of the then existing assets of the SGS Portfolio of every kind and nature.  In consideration therefore, the USG Portfolio shall at the Closing (i) assume all of the SGS Portfolio's liabilities then existing, whether absolute, accrued, contingent or otherwise and (ii) deliver to the SGS Portfolio that number of full and fractional USG Portfolio Class B shares equal to the number of full and fractional shares of the SGS Portfolio then outstanding.  The number of shares of the SGS Portfolio issued and outstanding and the number of USG
Portfolio Class B Shares to be issued to the SGS Portfolio shall be determined by First Data Investor Services Group, Inc. ("FDISG") , the fund accounting agent to the SGS Portfolio at 4:00 p.m., Eastern Time, on the Closing Date (as
defined in Section 2 herein) after the declaration of any dividends on that date. FDISG's determination shall be conclusive and binding on the SGS
Portfolio, the USG Portfolio and their respective shareholders.

	(b)  Upon consummation of the transactions described in paragraph (a) of this
Section 1, the SGS Portfolio shall distribute in complete liquidation to its shareholders of record as of the Closing Date (on a pro rata basis) the USG
Portfolio Class B Shares that were received by the SGS Portfolio. Such distribution and liquidation shall be accomplished by the establishment of an open account on the share records of the USG Portfolio in the name of each shareholder of the SGS Portfolio representing a number of USG Portfolio Shares equal to the number of shares of the SGS Portfolio owned of record by the shareholder at the Closing Date.  Certificates for shares of the SGS Portfolio issued prior to the reorganization, if any, shall represent outstanding USG
Portfolio Class B Shares following the reorganization.  In the interest of economy and convenience, certificates representing the USG Portfolio Class B
Shares will not be physically issued.


	(c) After the Closing Date, the SGS Portfolio shall not conduct any business except in connection with its liquidation.

	(d)  Any reporting responsibility of the Lehman Fund including (but not limited
to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the
Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state, or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Lehman Fund.

	2. Closing and Closing Date. The Closing shall occur at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, 10017 at 4:00 p.m., Eastern Time, on January 19, 1996 or at such later time and date, or at such other location, as the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided.

	2.1	Portfolio securities held by the SGS Portfolio and
represented by a certificate or written instrument shall be made available by the Lehman Fund or on its behalf to the custodian of the USG Portfolio for examination no later than five (5) business days preceding the Closing date. Such portfolio securities (together with any cash or other assets) shall be delivered by the SGS Portfolio to the custodian for the account of the USG Portfolio on or before the Closing Date in conformity with applicable custody provisions under the Investment Company Act of 1940 (the "1940 Act") and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Portfolio securities and instruments deposited with a securities depository shall be delivered by book entry in accordance with customary practices of such depositories and the custodian. All necessary taxes including without limitation all necessary federal and state stock transfer stamps shall have been paid prior to delivery. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "Investors Bank & Trust Company, Custodian for the AMT Capital Fund: U.S. Selected
Growth Portfolio."

	3.	Representations and Warranties.

	3.1 The Lehman Fund represents and warrants to the AMT Capital Fund as follows:

	(a) The Lehman Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and the SGS Portfolio is a series of the Lehman Fund;

	(b) The Lehman Fund is a registered open-end investment company and its registration with the SEC as an investment company under the 1940 Act and the registration of its shares under the Securities Act of 1933 (the "1933 Act") are in full force and effect;

	(c) The Lehman Fund is not, and the execution, delivery and performance of the Agreement will not result, in a material violation of the Lehman Funds' Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Lehman Fund is a party or by which it is bound;

	(d) The Lehman Fund has no material contracts or other commitments (other than this Agreement) which will be terminated prior to the Closing Date where such termination will result in any liability to the SGS Portfolio not reflected on the SGS Portfolio's balance sheet other than liabilities in the ordinary course of business incurred subsequent to July 31, 1995 or otherwise disclosed to the AMT Capital Fund;

	(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Lehman Fund or any properties or assets held by it. The Lehman
Fund knows of no facts which might form the basis for the institution of any such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

	(f) The Statement of Assets and Liabilities of the SGS Portfolio at July 31, 1995 has been audited by Ernst & Young LLP and is in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statement (a copy of which has been furnished to the AMT Capital Fund) presents fairly, in all material respects, the financial position of the SGS Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the SGS Portfolio required to be reflected on the balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

	(g) Since July 31, 1995, there has not been any material adverse change in the financial condition of the SGS Portfolio assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the SGS
Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the USG Portfolio;

	(h) At the Closing Date all material federal and other tax returns and reports of the SGS Portfolio required by law to have been filed by such date shall have been filed and are or will be correct and, to the best of Lehman Funds' knowledge, all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Lehman Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

	(i) For each taxable year of operation since inception (including the taxable year including the Closing Date) the SGS Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

	(j) No facts have come to the attention of the Lehman Fund which have led the Lehman Fund to conclude that the SGS Portfolio will fail to qualify as a regulated investment company under Subchapter M for the taxable year that includes the Closing Date;

	(k) All issued and outstanding shares of the SGS Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the SGS Portfolio, will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent. The SGS Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the SGS Portfolio, nor is there outstanding any security convertible into any shares of the SGS Portfolio;

	(l) At the Closing Date, the Lehman Fund will have good and valid title to the SGS Portfolio's assets to be transferred to the USG Portfolio and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the AMT Capital Fund will acquire good and valid title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933
Act, other than, in each case, as disclosed to the AMT Capital
Fund or as permitted by the then current prospectus of the SGS
Portfolio;

	(m) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Lehman Funds' Board of Directors, and, subject to the approval of the shareholders of the SGS Portfolio, this Agreement constitutes a valid and binding obligation of the Lehman Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent, transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and to general equity principles; and

	(n) The information to be furnished by the Lehman Fund for use in registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.) which may be necessary in connection with the transaction contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and the laws and regulations thereunder applicable thereto.

	3.2 The AMT Capital Fund represents and warrants to the Lehman Fund as follows:

	(a) The AMT Capital Fund is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland and the USG Portfolio is a series of the AMT Capital
Fund;

	(b) The AMT Capital Fund is a registered open-end investment company and its registration with the SEC as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act, are in full force and effect;

	(c) The current prospectus and statement of additional information of the AMT Capital Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

	(d) At the Closing Date, the AMT Capital Fund will have good and marketable title to its assets;

	(e) The AMT Capital Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of the AMT Capital Fund's Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the AMT Capital Fund is a party or by which it is bound;

	(f) The information to be furnished by the AMT Capital Fund for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

	(g) AMT Capital Fund has no material contracts or other commitments (other than this Agreement) which will be terminated prior to the Closing Date where such termination will result in any liability to the USG Portfolio other than liabilities in the ordinary course of business incurred subsequent to December
31, 1994 or otherwise disclosed to the Lehman Fund;

	(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the AMT Capital Fund or any properties or assets held by it. The AMT
Capital Fund knows of no facts which might form the basis for the institution of any such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

	(i) Any and all issued and outstanding shares of the USG Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The USG Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the USG Portfolio, nor is there outstanding any security convertible into any shares of the USG Portfolio;

	(j) The execution, delivery and performance of this Agreement have been duly authorized prior to the Closing Date by all necessary action on the part of the AMT Capital Fund's Board of Directors, and this Agreement constitutes a valid and binding obligation of the AMT Capital Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and to general equity principles; and

	(k) At the Closing Date, all material federal and other tax returns and reports of the USG Portfolio required by law to have been filed by such date shall have been filed and are or will be correct and, to the best of the AMT Capital Fund's knowledge, all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the AMT Capital Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

	4.  Conditions Precedent.  The obligations of the Lehman
Fund and the AMT Capital Fund to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

	(a) All filings shall have been made with, and all authority and orders shall have been received from, the SEC and state securities commissions as may be necessary in the opinion of Dechert Price & Rhoads, counsel to the USG Portfolio, and
Simpson Thacher & Bartlett, counsel to the SGS Portfolio, to permit the parties to carry out the transactions contemplated by this Agreement;

	(b) The investment objective and permitted investments of the USG Portfolio are substantially the same as those of the SGS Portfolio and the rate of investment management fees and rate of the fees payable pursuant to a Rule 12b-1 plan of distribution for the USG Portfolio shares are identical to those of the SGS Portfolio;

	(c)  The Lehman Fund and the AMT Capital Fund shall have received an opinion of Dechert Price & Rhoads substantially to the effect that, based on the facts, assumptions and representations of the parties, the transaction contemplated by this Agreement constitutes a tax free organization for federal income tax purposes and as a result no gain or loss will be recognized by Lehman
Funds, the AMT Capital Fund or the shareholders of the SGS Portfolio as a result of the Transaction;

	(d) This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been approved by the Board of Directors of the Lehman Fund and by the Board of Directors of the AMT Capital Fund and shall have been recommended for approval to the shareholders of the SGS Portfolio by the Lehman Funds' Board of Directors;

	(e) This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been approved by the affirmative vote of holders of the outstanding shares of common stock of the SGS Portfolio representing at least a majority of all of the outstanding voting securities (as defined in the 1940 Act) of the SGS Portfolio;

	(f)  The AMT Capital Fund, on behalf of the USG Portfolio, shall have entered into an Investment Advisory Agreement with AMT Capital Advisers, Inc. and a
Distribution Agreement with AMT Capital Services, Inc., such Agreements to be in each case substantially similar in form and substance to the respective
Agreement in effect at the Closing Date between the Lehman Fund, on behalf of the SGS Portfolio, and LBGAM (in the case of the Investment Advisory Agreement)
or Lehman Brothers (in the case of the Distribution Agreement), which Agreements have been approved by the Board of Directors of the AMT Capital Fund and, to the
extent required by law, by the members of the Board of Directors who are not
"interested persons," as defined in the 1940 Act, of  AMT Capital Fund, as well as by the shareholders of the USG Portfolio (it being understood that
Alan M. Trager as sole shareholder of the USG Portfolio prior to the consummation of the reorganization, will vote for such ratification);

	(g) AMT Capital Advisers shall have entered into a Sub-Advisory Agreement with Delphi Asset Management, which
Agreement has been approved by the Board of Directors of the AMT Capital Fund and, to the extent required by law, by the members of the Board of Directors who are not "interested persons," as defined in the 1940 Act, of AMT Capital Fund, as well as by the shareholders of the USG Portfolio (it being understood that Alan M. Trager, as sole shareholder of the USG Portfolio prior to the consummation of the reorganization, will vote for such ratification);

	(h) The AMT Capital Fund shall have filed with the SEC a Registration Statement on Form N-14 complying in all material respects with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, and applicable rules and regulations thereunder, relating to a meeting of the shareholders of the SGS Portfolio to be called to consider and act upon the transactions contemplated herein, and such Registration Statement shall have been declared effective. The Lehman Fund agrees to provide the AMT Capital Fund with information applicable to the Lehman Fund required under such Acts, rules and regulations for inclusion in the Registration Statement on Form N-14;

	(i) All securities owned by the SGS Portfolio at the time of the Closing will be owned by the SGS portfolio free and clear of any liens, claims, charges, options and encumbrances (except such liens, claims, charges, options and encumbrances as are permitted by the then current prospectus of the SGS Portfolio), and none of such securities is or, after the reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof, including restrictions as to the public offering or sale thereof under the 1933 Act, as amended (except for such restrictions as are permitted by the then current prospectus of the SGS Portfolio, which restrictions do not prohibit the transfer of such securities from the SGS Portfolio to the USG Portfolio), and all such securities are or will be readily marketable (except such securities which are not readily marketable and which the SGS Portfolio is permitted to purchase by its then current prospectus);

	(j) The Lehman Fund, on behalf of the SGS Portfolio, shall have filed Articles of Transfer with the Maryland
Department of Assessments and Taxation in accordance with
Section 3-109 of the Maryland General Corporation Law and such
Articles of Transfer shall have been accepted by such agency; and

	(k) Susan Hirsch shall have entered into an Agreement with Delphi Asset Management pursuant to which she will be employed, subject to the closing of the transactions contemplated hereby, as a portfolio manager.

	5.  Amendment.  This Agreement and Plan of Reorganization may be amended at any time by the mutual agreement of the Lehman Fund and the AMT Capital Fund, notwithstanding approval thereof by the shareholders of the SGS Portfolio, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the SGS Portfolio or the USG Portfolio.

	6. Termination. The Lehman Fund and the AMT Capital Fund may by mutual consent terminate this Agreement and Plan of Reorganization and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the SGS Portfolio, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Agreement inadvisable.

	7. No Broker's or Finder's Fee. The Lehman Fund and the AMT Capital Fund each represents that there is no person with whom it has dealt who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement and Plan of Reorganization.

	8. No Survival of Representations, etc. The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Section 1(c).

	9. Waiver. The Lehman Fund or the AMT Capital Fund, after consultation with its counsel and by consent of its Board of Directors, Executive Committee or an officer authorized by such Board of Directors, may waive any condition to its obligations hereunder if in its judgment such waiver will not have a material adverse affect of the interests of its shareholders. If the transactions contemplated by this Agreement and Plan of Reorganization have not been substantially completed by January 31, 1996, the Agreement shall automatically terminate on that date unless a later date is agreed to by both the Lehman Fund and the AMT Capital Fund.

	10. Reliance. All covenants, agreements, representations and warranties made under this Agreement and Plan of Reorganization shall be deemed to have been material and relied upon by each of the parties notwithstanding any investigation made by such party or on its behalf.

	11. Notices. All notices required or permitted under this Agreement and Plan of Reorganization shall be given in writing:

	To the Lehman Fund at:	Lehman Brothers Funds, Inc.
					3 World Financial Center
					New York, NY 10020
					Attn: Andrew D. Gordon

	To the AMT Capital		AMT Capital Fund, Inc.
	Fund at:			600 Fifth Avenue
       					New York, NY 10020
					Attn:  William E. Vastardis

	12. Expenses. Expenses of the reorganization, other than the legal expenses of LBGAM, will be borne by AMT Capital
Advisers, Inc.  Any expenses borne by AMT Capital Advisers,
Inc. will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

	13. Miscellaneous Provisions. This Agreement and Plan of Reorganization shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by and carried out in accordance with the laws of the State of New York.

	The name "Lehman Brothers Funds, Inc." is the designation of the Directors for the time being under the Articles of Incorporation dated May 5, 1993, and all persons dealing with the Lehman Fund must look solely to the Lehman Fund property for the enforcement of any claim against the Lehman Fund, as neither the Directors, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Lehman Fund. No series of the Lehman Fund shall be liable for claims against any other series of the Lehman Fund.

	The name "AMT Capital Fund, Inc." is the designation of the Directors for the time being under the Articles of Incorporation dated August 3, 1993, and all persons dealing with the AMT Capital Fund must look solely to the AMT Capital Fund property for the enforcement of any claim against the AMT
Capital Fund, as neither the Directors, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the AMT Capital Fund. No series of the AMT Capital Fund shall be liable for claims against any other series of the AMT Capital Fund.


	IN WITNESS WHEREOF, the parties have hereunto caused this Agreement and Plan of Reorganization to be executed and delivered by their duly authorized officers as of the day and year first written above.


                             					LEHMAN BROTHERS FUNDS, INC. (on behalf
                                		of the Lehman Selected Growth Stock Portfolio)
Attest:  (Seal)

By:______________________        By:____________________________________

Title:___________________       	Title:_________________________________



                            					AMT CAPITAL FUND, INC. (on behalf of the
                               		U.S. Selected Growth Portfolio)
Attest:	 (Seal)

By:______________________        By:____________________________________

Title:__________________        	Title:_________________________________